Unlocking the Potential of Immuno-Oncology Therapies March 9, 2026 © 2026 Xilio Therapeutics, Inc. ®

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding plans, timing and expectations related to: development timelines and anticipated milestones for Xilio’s programs; the ultimate safety, efficacy, and potential benefits of any of Xilio’s current or future product candidates in any indication; any potential indications or commercial opportunities of our product candidates; the timing and receipt of future payments under Xilio’s collaboration or partnership agreements with AbbVie and Gilead; Xilio’s preliminary, unaudited, estimated cash balance as of December 31, 2025 and the sufficiency of, and the period in which Xilio expects to have, cash to fund its operations; the availability of additional capital including the timing and potential receipt of cash proceeds upon the exercise of series C warrants; and Xilio’s strategy, goals and anticipated financial performance, milestones, business plans and focus. The words “aim,” “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “seek,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of important risks, uncertainties and other factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, general market conditions; risks and uncertainties related to ongoing and planned research and development activities, including initiating, conducting or completing preclinical studies and clinical trials and the timing and results of such preclinical studies or clinical trials; Xilio’s ability to regain and maintain compliance with the Nasdaq listing standards; the delay of any current or planned preclinical studies or clinical trials or the development of Xilio’s current or future product candidates; Xilio’s ability to obtain and maintain sufficient preclinical and clinical supply of current or future product candidates; Xilio’s advancement of multiple early-stage masked T cell engager programs; initial, preliminary, interim, or retrospective preclinical or clinical data or results, which may not be replicated in or predictive of future preclinical or clinical data or results; Xilio’s ability to successfully demonstrate the safety and efficacy of its product candidates and gain approval of its product candidates on a timely basis, if at all; results from preclinical studies or clinical trials for Xilio’s product candidates, which may not support further development of such product candidates; actions of regulatory agencies, which may affect the initiation, timing and progress of current or future clinical trials; Xilio’s ability to obtain, maintain and enforce patent and other intellectual property protection for current or future product candidates; Xilio’s ability to obtain and maintain sufficient cash resources to fund its operations; Xilio’s need to obtain additional cash resources to fund its operations, including to advance its pipeline of tumor-activated I-O molecules; the impact of international trade policies on Xilio’s business, including U.S. and China trade policies; and Xilio’s ability to maintain its collaboration or partnership agreements with AbbVie, Gilead and Roche. These and other risks and uncertainties are described in greater detail in the sections entitled “Risk Factor Summary” and “Risk Factors” in Xilio’s filings with the U.S. Securities and Exchange Commission (SEC), including Xilio’s most recent Quarterly Report on Form 10-Q and any other filings that Xilio has made or may make with the SEC in the future. Any forward-looking statements contained in this presentation represent Xilio’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, Xilio explicitly disclaims any obligation to update any forward-looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Xilio’s own internal estimates and research. While Xilio believes these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, Xilio has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of Xilio’s internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. Forward-Looking Statements and Disclaimers

Leveraging our clinically-validated masking technology to develop tumor-selective I-O therapies designed to unlock the potential for durable efficacy by focusing anti-tumor activity within the tumor microenvironment without severe side effects associated with systemically active I-O agents I-O: immuno-oncology ®

Xilio's Clinically-Validated Masking Technology and Capabilities are Being Applied Across Diverse Mechanisms and Architectures for I-O Therapies

Masking Technology and Capabilities

- ✓ Xilio's masked molecules are activated in the tumor by **matrix metalloproteases (MMP) and other tumor-specific proteases**
- ✓ Proprietary **masking libraries** and **custom computational design workflows**
- ✓ Proprietary **preclinical and clinical translational models**

In situ mRNA expression in human breast cancer



Tumor cells
(TROP2)
MMP
(MMP2)
T cells
(CD4, CD8A)

Clinical Validation and Top-Tier Strategic Partnerships

- ✓ **Clinically-validated protease cleavage elements** with demonstrated **tumor-selective activation in patients** (~300 patients treated to date across clinical programs)
- ✓ **Deep and durable confirmed responses** with **differentiated safety and tolerability** demonstrated **in the clinic across multiple tumor types** for vilastobart and efarindodekin alfa

GILEAD

Option to license IL-12

abbvie

Multi-program collaboration for masked antibody-based program and option to license masked cell engagers

Roche

Co-funded clinical trial supply agreement for atezolizumab

Broad Application Across Architectures and Targets

- ✓ **Highly developable architectures** with **low immunogenicity** in the clinic and **excellent stability** enable broad optionality for molecule designs and targets



Bispecifics
XTX501
PD-1 / masked IL-2



T Cell Engagers
PSMA+STEAP1 and CLDN18.2
Masked T cell engagers +/- co-stimulation



Cytokines
Efarindodekin Alfa
Masked IL-12



Antibodies
Vilastobart
Masked, Fc-enhanced anti-CTLA-4

Left panel: Spatial gene expression analysis using Xenium platform (10X Genomics) showing expression of TROP2 (TACSTD2, pink), MMP2 (yellow), CD4 and CD8A (blue) in a human breast cancer sample. https://www.10xgenomics.com/products/xenium-in-situ/human-breast-dataset-explorer; Xenium Explorer Version 1.2.0; Instrument Analysis Version: Xenium- 1.0.1
CLDN18.2: claudin 18.2; PSMA: prostate-specific membrane antigen; STEAP1: six transmembrane epithelial antigen of prostate 1 xilio THERAPEUTICS
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Advancing Pipeline of Masked I-O Therapies, Including Bispecifics and Multi-Specifics

Program	Tumor Types	Discovery	IND Enabling	Phase 1	Phase 2	Anticipated Milestones
Wholly-Owned Programs						
XTX501 *Bispecific PD-1 / masked IL-2*	NSCLC and other solid tumors					IND submission: **mid 2026** Initial Phase 1 data: **2H 2027** (1)
PSMA+STEAP1 *Multi-specific, masked T cell engager with co-stimulation (SEECR)*	Prostate					DC nomination: **Q2 2026** IND submission: **2027**
CLDN18.2 *Masked T cell engager*	Gastric, pancreatic, esophageal, lung					IND submission: **2027**
Collaborations and Partnerships						
Efarindodekin alfa *Masked IL-12*	Advanced solid tumors					GILEAD Option data package: **1H 2027** (2)
Undisclosed *Masked T cell engager*	Undisclosed					abbvie (3)
Undisclosed *Masked antibody*	Undisclosed					abbvie (3)

1. Subject to clearance of the IND by the FDA.
2. Exclusive global option to license with Gilead.
3. Collaboration with AbbVie for a licensed masked antibody program and option to license masked T cell engager program. AbbVie has the right to nominate up to two additional masked T cell engager programs.

DC: development candidate; IND: investigational new drug application; NSCLC: non-small cell lung cancer xilio THERAPEUTICS

5

Strong Financial Position and Proven Capabilities to Advance Pipeline of Potential Best-in-Class Masked I-O Therapies

Cash Runway Through End of 2027

- **Strong financial position** through AbbVie, Gilead and Roche collaborations and equity financings
- **$137.5M in estimated cash and cash equivalents as of December 31, 2025** (1)
  - $40M in gross proceeds received in February 2026 from follow-on offering
- **Multiple opportunities to extend cash runway:**
  - Up to $36.2M in additional gross proceeds by end of 2026 if Series C warrants exercised
  - AbbVie development milestones and option fees in 2026 and 2027
  - Gilead option fee in 2027 ($75M)

Upcoming Milestones

2026

- ❑ **PSMA+STEAP1 SEECR:** DC nomination **(Q2 2026)**
- ❑ **XTX501:** IND submission **(mid 2026)**
- ❑ **XTX501:** initiate Phase 1 trial in NSCLC **(2H 2026)** (2)

2027

- ❑ **Efarindodekin alfa:** deliver option data package to Gilead **(1H 2027)**
- ❑ **XTX501:** report initial Phase 1 data in NSCLC **(2H 2027)** (2)
- ❑ **PSMA+STEAP1 SEECR:** IND submission **(2027)**
- ❑ **CLDN18.2:** IND submission **(2027)**

1. The cash and cash equivalents information above is a preliminary estimate based on unaudited information and management estimates for the year ended December 31, 2025, is not a comprehensive statement of our financial results as of and for the fiscal year ended December 31, 2025, and may change. Our independent registered public accounting firm has not conducted an audit or review of, and does not express an opinion or any other form of assurance with respect to, this preliminary estimate.
2. Subject to clearance of the IND by the FDA.

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XTX501 Bispecific PD-1 / masked IL-2

XTX501: Bispecific PD-1 / Masked IL-2 Designed to Enable High Potency IL-2 With Antibody-Like PK and Tolerability

XTX501: Bispecific PD-1 / Masked IL-2



Alpha-optimized IL-2
Cleavage Site
mAb variable domain
PD-1 mAb
Masking Domain

- Designed to direct IL-2 to PD1+ T cells and induce a differentiated, enhanced immune response to cancer compared to PD-(L)1 monotherapy or combination of PD-(L)1 + IL-2
- Non-masked PD-1 in Fc-silenced heterodimeric IgG1 backbone fused to potent alpha-optimized IL-2 with affinity-tuned, VHH-based mask

Masking Optimized IL-2 Enables Potential for Meaningful Differentiation

- **Targeted delivery of IL-2 to PD-1+ cells selectively expands tumor-specific CD8+ cells** to increase tumor cell killing efficiency without activating peripheral T cells that drive toxicity
- Incorporates a **high potency IL-2 variant affinity tuned with optimal receptor binding profile** for IL-2 alpha / beta / gamma
- **Plan to evaluate in Phase 1 trial in NSCLC with potential to expand in other tumor types**
- **Potential for XTX501 be a foundational “backbone” therapy** for combination treatment

IND submission anticipated mid 2026
Initial clinical data anticipated 2H 2027

Expected timing for initial clinical data for XTX501 is subject to clearance of the IND by the FDA.
mAb: monoclonal antibody; PK: pharmacokinetics

8

XTX501 Exhibited a Potential Best-in-Class Profile Based on Preclinical Data

XTX501 and XTX500 [(1)] Bind PD-1 With Higher Affinity Than Other PD-1 Bispecifics


PD-1 Bindi
150
100
d PD-1 Binding

XTX501 was Effectively Masked and XTX500 (Unmasked XTX501) was Most Potent Activator of T Cells


CD8 pSTA
100
80
60
40
alized Signal

XTX501 Demonstrated Meaningfully Differentiated Overall Preclinical Activity Profile

	PD-1 Binding *mean K_d (nM)*	**Potency** *CD8 T Cell pSTAT5 EC50 (nM)*
XTX501 (masked)	0.165	>1000
XTX500 [(1)] (non-masked)	0.111	0.168
IBI363	1.025	31

1. XTX500 is XTX501 without a mask.
2. Preclinical data based on analogues of IBI363 generated by Xilio for research use only.

9

XTX501 Demonstrated Antibody-Like PK and Favorable Tolerability Preclinically XTX501 exposure after a single 10, 3 or 1 mg/kg intravenous injection in non-tumor bearing C57BL/6-hFcRn mice. Non-masked PD-1/IL-2 exposure after a single equal molar dose of 9.25, 2.75 or 0.92 mg/kg intravenous injection in non-tumor bearing C57BL/6-hFcRn mice. Body weight data are displayed until day 14, the last time point measured. Bispecific PD-1 / Non-Masked IL-2 Was Rapidly Cleared and Poorly Tolerated Equimolar dosing aligned with XTX501 XTX501 Achieved Antibody-Like Exposures and Was Well-Tolerated Even at High Doses Bispecific PD-1 / Non-Masked IL-2 Bispecific PD-1 / Non-Masked IL-2

XTX501 Demonstrated Favorable Tolerability in NHP

**Single Dose PK Study in NHP
Tolerable Up to 30 mg/kg**


XTX501 Concentration Over Time
1000
100
10
1
0.1
0.01
0.001
µg/mL
LLOQ
3 mg/kg
10 mg/kg
30 mg/kg
0
100
200
300
400
Time (hr)

**Minimal Effects of XTX501 on Serum Albumin
(i.e., No Signs of Vascular Leak Syndrome)**


Serum Albumin Concentration Over Time
6
5
4
3
2
1
0
ALB (g/dL)
3 mg/kg
10 mg/kg
30 mg/kg
Reference range
0
168
336
Time (hr)

Female cynomolgus monkeys were given a single 30-minute intravenous infusion of XTX501 at 3, 10, and 30 mg/kg and samples were collected for PK and clinical pathology analysis.
Left panel: PK analysis demonstrated dose-proportional exposure and linear elimination across all doses tested. **Right panel:** Albumin remained within normal ranges in animals receiving 3 and 10 mg/kg PD-1/IL-2 and was transiently decreased in animals receiving 30 mg/kg XTX501. There were no observed adverse clinical observations, and transaminase levels remained within normal ranges for all animals. Data generated with analogue of XTX501 with minimal variance in amino acid sequence.
LLOQ: lower limit of quantification; NHP: non-human primates xilio THERAPEUTICS

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XTX501 Demonstrated Differentiated Preclinical Pharmacology Compared to PD-1 and Combination of PD-1 + IL-2, Suggesting Enhanced Anti-Tumor Immunity

XTX501 Demonstrated Enhanced Robust Preclinical Activity Compared to Combination of PD-1 + IL-2


Vehicle
PD-1 + IL-2
(combination)
XTX501
Tumor Volume Change from Baseline
1000
500
100
80
60
40
20
0
-20
-40
-60
-80
-100

XTX501 Demonstrated Increased Intra-Tumoral Cytotoxic and TCF1+ Stem-Like T Cells


Tumor CD8+GranzymeB+ T cells
Tumor CD8+TCF1+ T cells
Fold-Change Over Vehicle
20
15
10
8
6
4
2
0
Vehicle
PD-1 + IL-2
(combination)
XTX501

Left panel: Female C57BL/6 hPD-1 mice (n=8 in each treatment group) were inoculated with MB49 tumor cells. On day 0, 5 mice received vehicle or equimolar doses of anti-PD1 antibody (pembrolizumab) plus masked βγIL-2 or XTX501. Tumor volume change on day 12 post treatment relative to baseline is shown as a waterfall plot. **Right panel:** Female C57BL/6 hPD-1 mice (n=5 in each treatment group) were inoculated with MB49 tumor cells. On day 0, 5 mice received vehicle or equimolar doses of anti-PD1 antibody (pembrolizumab) plus masked βγIL-2 or XTX501. Tumors were harvested on day 7 post initial treatment and tumor infiltrating lymphocytes were phenotyped using flow cytometry. Fold-over mean vehicle is shown for the treatment arms for CD8+/GranzymeB positive and CD8+/TCF1+ T cells.
Data generated with analogue of XTX501 with minimal variance in amino acid sequence.

xilio THERAPEUTICS

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1. Clinical data reported by Innovent Biologics, Inc. for IBI363, a PD-1/IL-2 α-bias bispecific antibody fusion protein (non-masked), in immunotherapy-resistant NSCLC and cold tumors such as acral, mucosal melanoma and MSS CRC. MSS CRC: microsatellite stable colorectal cancer XTX501 Has Potential for Increased Therapeutic Index with Meaningfully Differentiated Anti-Tumor Activity and Safety Profile Clinical Development Plans IND submission anticipated mid 2026 Phase 1 trial planned in post-PD-1 NSCLC with opportunity to expand into other tumor types Initial clinical data anticipated in 2H 2027 Significant Opportunity Clinical efficacy and survival benefits demonstrated for the PD-1 / IL-2 mechanism, including immunotherapy-resistant NSCLC and cold tumors (1) Significant opportunity in PD-1 insensitive tumors including MSS CRC and prostate cancer Potential for XTX501 be a foundational “backbone” therapy for combination treatment Potential Best-in-Class Profile XTX501 incorporates a high potency IL-2 variant affinity tuned with optimal receptor binding profile for IL-2 alpha / beta / gamma Masking IL-2 to direct activity to the tumor microenvironment, improve therapeutic index and optimize PK profile

Masked T Cell Engagers

Xilio's Modular Architecture Enables Optimal T Cell Engager Designs Tailored to Maximize Tumor Exposure While Minimizing T Cell Engagement in Healthy Tissue

Core Components


Masked
Activated
(Non-Masked)
Masking
Domain
TAA
Binding Domain
CD3 Binding
Domain
Half-Life Extension
Domain
TAA
Binding Domain
CD3 Binding
Domain

- ***Highly effective CD3 mask:*** with clinically-validated cleavage element design
- ***Conditional half-life modulation:*** designed to release mask and half-life extension domain upon activation resulting in antibody-like half-life in masked state, short half-life once activated
- ***Multiple proprietary CD3 binding domains:*** with a range of affinities

Flexibility to Add Additional Components


2ND TAA Masking
Domain
2nd TAA
Binding Domain
1st TAA Masking
Domain
Co-Stimulatory
Masking Domain
Co-Stimulatory
Domain
(SEECR)

- ***Ability to incorporate co-stimulatory domain:*** to enhance T cell activation and durability of T cell response
- ***Compatible with masking each domain:*** TAA, CD3, co-stimulatory domains
- ***Modular architecture:*** enables dual-TAA targeting, bivalent TAA targeting

SEECR: selective effector-enhanced cell engager (masked T cell engager with co-stimulation); TAA: tumor-associated antigen

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PSMA+STEAP1 Dual-TAA targeted, masked T cell engager with co-stimulation (SEECR)

PSMA+STEAP1 (SEECR): Dual-TAA Targeted Masked T Cell Engager Has Best-in-Class Potential for Prostate Cancer

PSMA+STEAP1 (SEECR)



Masked
Activated (Non-Masked)
PSMA Binding Domain
STEAP1 Binding Domain
Masking Domain
Half-Life Extension Domain
Co-Stimulatory Domain (SEECR)

- ***Multifunctional fusion protein design:*** incorporating masked CD3 binding domain, co-stimulatory domain, half-life extension domain and two TAA targeting domains
- ***Conditional half-life modulation:*** designed to release mask and half-life extension domain upon activation resulting in antibody-like half-life in masked state, short half-life once activated

Designed to Address Key Limitations of Other Prostate Cancer T Cell Engagers in Development

- By targeting PSMA+STEAP1, designed to **avoid resistance due to antigen escape and sub-clonal selection**
  - Dual-TAA targeting designed to **address heterogeneity of PSMA and STEAP1 expression** across prostate tumors
  - Significant opportunity, with **PSMA and/or STEAP1 expressed in ~95% of metastatic CRPC**
- **Co-stimulation built into single molecule** (SEECR format) designed to enable **enhanced T cell activation, proliferation and durability of response**
- **Designed for optimized masking** leveraging Xilio's **clinically-validated masking approach** and **potential best-in-class masking efficiency**
- PK data support **potential for Q3W or less frequent dosing**

IND submission for PSMA+STEAP1 anticipated in 2027

xilio THERAPEUTICS

CRPC: castration-resistant prostate cancer; Q3W: once every three weeks

17

Dual-TAA Targeting Supported by Heterogeneous Patterns of PSMA and STEAP1 Expression in Advanced Prostate Cancer

- PSMA and STEAP1 are validated T cell engager targets in prostate cancer
- However, a significant proportion of advanced stage prostate tumors display heterogenous PSMA or STEAP1 expression
- Heterogenous expression patterns could allow for resistance to T cell engagers targeting a single antigen
- Dual-TAA targeting of PSMA and STEAP1 has the potential to expand activity and reduce resistance

Expression Pattern	PSMA	STEAP1
Intra-tumoral heterogeneity	High	Low
Heterogeneous across sites	32–44%	32%
Negative at all sites	23–25%	0%

Intra-Lesional Heterogeneity — Expression Variability Within a Single Metastatic Site


PSMA
High intra-lesional heterogeneity
F1
F2
F3


STEAP1
Lower intra-lesional heterogeneity

Characteristic	PSMA, n = 44	STEAP1, n = 44	p-value
H-score, median (IQR)	108 (9, 223)	158 (105, 209)	0.036[a]
H-score >0, n (%)	37 (84%)	44 (100%)	<0.001[b]
H-score ≥30, n (%)	30 (68%)	42 (95%)	<0.001[b]

[a]Wilcoxon signed rank test with continuity correction
[b]McNemar's Chi-squared test

Inter-Lesional Heterogeneity — Expression Variability Across Different Metastatic Sites


PSMA
Met 1
Met 2
Met 3
Met 4
Met 5
+++
++
+
-
-
Lung Met
Liver Met
Bone Met
15-096


Met 1
Met 2
Met 3
Met 4
Met 5
+++
++
+++
++
+++
Frequency of patients (%)
10/44 23%
14/44 32%
20/44 45%
No PSMA
Heterogeneous PSMA
High PSMA
Frequency of patients (%)
13/44 30%
31/44 70%
Heterogeneous STEAP1
High STEAP1

Figures and tables generated and adapted based on: Bhatia et al. Nat Commun 2023; Sayar et al. JCI Insight 2023; Paschalis et al. Eur Urol 2019; Westerman et al. JCO 2023 (CASCADE); Mulati et al. Sci Rep 2025

xilio THERAPEUTICS

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PSMA+STEAP1 (SEECR): Demonstrated Target-Dependent Activity and Effective Masking

Able to Kill Both PSMA+ Cells and STEAP1+ Cells



PSMA (-)
STEAP1 (-)
PSMA (+)
STEAP1 (-)
PSMA (-)
STEAP1 (+)
zed % Killing
100
50
100
50
100
50
Concentration [pM]
STEAP1 SEECR
PSMA SEECR
Dual-Targeted PSMA+STEAP1 SEECR

Robust Window Between Masked and Activated State



Normalized %Killing
120
100
80
60
40
20

Left panel: Isogenic cells lines engineered to either express PSMA or STEAP1 (or remain target-negative) were co-cultured with primary human T cells. Target cell killing in response to indicated titrations of test articles was evaluated using a luciferase-based cell viability readout. **Right panel:** T cells were co-cultured with C4-2 prostate cancer and test article (masked molecule or pre-activated molecule) were titrated across the plate. Target cell killing was determined using a luciferase-based readout.

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PSMA+STEAP1 (SEECR) Demonstrated Robust Anti-Tumor Activity in Prostate Cancer Model with Favorable Tolerability and PK in NHPs

Tumor Regressions in C4-2 Prostate Cancer Model



volume (mm³ + SEM)
2000
1500
1000
500

Antibody-Like PK and Well-Tolerated ≥3 mg/kg in NHPs



1000
100
10
1
µg/mL

- No clinical signs and no CRS at either dose level
- Minimal peripheral cleavage with antibody-like PK predicted to enable at least Q3W or less frequent dosing

Left panel: C4-2 prostate cancer tumor cells were inoculated in NSG mice engrafted with human T cells. Anti-tumor activity in response to indicated test articles was evaluated over time. Two-way ANOVA followed by Dunnett's multiple comparisons test was used for statistical analysis (**P < 0.01). **Right panel:** Male cynomolgus monkeys were infused with indicated test article at either 1 mg/kg or 3 mg/kg and drug exposure was measured over time alongside clinical observations. Sera were collected for cytokine analysis and clinical pathology.
CRS: cytokine release syndrome

20

Co-Stimulatory Signaling (SEECR Format) Enabled Enhanced Anti-Tumor Activity and Increased Durability of T Cell Response

SEECR Format Enabled Sustained Tumor Cell Killing in Repeat Stimulation Assay



100
ell Killing
1st Round
2nd Round
3rd Round
4th Round
5th Round
Control TCE
Non-masked TCE
SEECR

SEECR Format Demonstrated Enhanced Potency and TGI *In Vivo*



1500
1000
500

Tumor growth inhibition (TGI) achieved for STEAP1 without co-stimulation, but complete regressions observed for STEAP1 with co-stimulation (SEECR)

SEECR Format Enhanced T Cell Activation and Polyfunctionality in Primary Tumor *Ex Vivo* Culture

GZMB Positive Cells (FACS)



60
40
CD8+ cells

Cytokine Production at 48h (100pM test article)



GZMB
IFNγ
CXCL10
TNFα
Negative Control
TCE without co-stim.
SEECR
High cytokine concentration
Low cytokine concentration

Left panel: Human T cells were incubated over five consecutive rounds with indicated test articles and A431 cancer cells and percent tumor cell killing was assessed using a luminescence readout. **Middle panel:** C4-2 prostate cancer tumor cells were inoculated in NSG mice engrafted with human T cells. Anti-tumor activity in response to indicated test articles was evaluated over time. Two-way ANOVA followed by Dunnett's multiple comparisons test was used for statistical analysis (P=0.0001). **Right panel:** Representative primary human squamous cell carcinoma of the head and neck was obtained and dissociated for 48h ex vivo culture with indicated treatments followed by flow cytometry (fluorescence activated cell sorting: FACS) measuring indicated markers. Culture media from this ex vivo tumor culture were collected after 48h incubation with indicated test articles and cytokine concentrations were measured using MSD (Mesoscale Discovery).
TAA: tumor associated antigen; TCE: T cell engager (regular CD3 only, not effector enhanced). .

xilio THERAPEUTICS
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CLDN18.2 Masked T cell engager

CLDN18.2: Potential First-in-Class Masked T Cell Engager for Gastrointestinal Cancers

CLDN18.2: Masked T Cell Engager (ATACR)



Masked
Activated (Non-Masked)
CLDN18.2 Binding Domain
Masking Domain
CD3 Binding Domain
Half-Life Extension Domain

- ***Masked T cell engager design:*** incorporating masked CD3 binding domain, half-life extension domain and CLDN18.2 targeting domain
- ***Conditional half-life modulation:*** designed to release mask and half-life extension domain upon activation resulting in antibody-like half-life in masked state, short half-life once activated

Designed to Improve Therapeutic Index Relative to Non-Masked CLDN18.2 Agents in Development

- Xilio design uses **high affinity CLDN18.2 isoform-selective binder**
- CLDN18.2 is a **validated target expressed across gastrointestinal cancers** (gastric, pancreatic, esophageal) **and lung cancer**
- Potential for **significantly expanded therapeutic index with masking** – non-masked T cell engagers targeting CLDN18.2 limited by severe GI toxicity
- Xilio's modular architecture enables evaluation of **dual-masking and/or co-stimulation (SEECR format) designs in parallel** with current molecule design

IND submission anticipated in 2027

GI: gastrointestinal

23

CLDN18.2 (ATACR) Demonstrated Protease-Dependent CD3 Binding and Tumor Cell Killing in High and Low Expression Settings for CLDN18.2

Protease-Dependent Binding to CD3



100
50

Test Condition	K_d (nM)	Fold- Masking
CLDN18.2 ATACR	60.31	274
CLDN18.2 ATACR + MMP (Activated)	0.22	

Protease-Dependent Tumor Cell Killing in CLDN18.2 High and Low Cell Lines

Low CLDN18.2 Expression: GSU



100
50



100
80
Unstained
Secondary alone
CLDN18.2 Antibody

High CLDN18.2 Expression: OE19



100
50



100
80
60
Unstained
Secondary alone
CLDN18.2 Antibody

Left panel: CLDN18.2 ATACR molecule binding to recombinant human CD3 delta/epsilon either in intact form or pre-activated using recombinant MMP. Analysis performed using ELISA. **Right panel top**: Human T cell/cancer cell line co-culture assay evaluating tumor cell killing by either intact CLDN18.2 ATACR or CLDN18.2 ATACR molecule pre-activated using recombinant MMP. Experiments performed using either GSU (gastric cancer) or OE19 (esophageal cancer) cell lines. **Right panel bottom:** Flow cytometry analysis showing expression of CLDN18.2 on GSU or OE19 cells.

xilio THERAPEUTICS

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CLDN18.2 (ATACR) Demonstrated Robust, Dose-Dependent Anti-Tumor Activity in Multiple Murine Cancer Models

Potent Anti-Tumor Activity in GSU Gastric Cancer Model



800
600
400
me (mm³ + SEM)

Complete Tumor Regressions in OE19 Esophageal Cancer Model at Doses ≥ 0.3 mg/kg



2000
1500
1000
500
nor volume (mm³ + SEM)

Left panel: GSU cells were inoculated in NSG mice engrafted with human T cells. Anti-tumor activity change in response to indicated test articles was evaluated over time. Two-way ANOVA followed by Dunnet's multiple comparisons test was used for statistical analysis: p<0.05(*). **Right panel**: OE19 cells were inoculated in NSG mice engrafted with human T cells. Anti-tumor activity change in response to indicated test articles was evaluated over time. Two-way ANOVA followed by Šídák's multiple comparisons test was used for statistical analysis: p<0.05(*), p<0.0001(****).

25

Integration of Murine Activity and NHP Tolerability Data for CLDN18.2 (ATACR) Indicative of Favorable, Positive Therapeutic Index Consistent with Masked Design

- ✓ Well-tolerated in NHP at 1 mg/kg
  - No evidence of CRS
  - Liver function markers within reference range
- ✓ Antibody-like PK of intact molecule
- ✓ No evidence of peripheral cleavage
  - Percent cleaved molecule below LLOQ

Demonstrated Positive Exposure-Based Therapeutic Index in Preclinical Studies



10000
1000
~5x
~18x
osure: AUC 0-144h
hr*ug/ml)
Tolerated exposure in NHP at 1 mg/kg
Complete regressions in mice at 0.3 mg/kg (n = 5/10)
Significant TGI in mice at 0.1 mg/kg

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Efarindodekin Alfa Masked IL-12

Efarindodekin Alfa Designed to Overcome Limitations of Systemic Recombinant Human IL-12

Efarindodekin alfa: masked IL-12



Half-Life Extension Domain
Cleavage Site
Effector Domain
Masking Domain

- Designed to have optimized short half-life IL-12 in the active state (half-life extension domain not retained)

Untapped Potential of IL-12

- **IL-12 has highly compelling biology for cancer immunotherapy**
  - Potent stimulator of NK and T cell cytotoxicity drives cellular immunity against infection and cancer
  - Robust INFγ signaling remodels the TME towards a more immune-permissive environment
- **Severe toxicity has limited systemic administration of IL-12** to date; currently **no approved IL-12 agents**
- **IL-12 has potential to turn "cold" tumors to "hot" tumors**, including HNSCC, NSCLC, ovarian cancer, CRPC and TNBC

HNSCC: head and neck squamous cell carcinoma; INFγ: interferon gamma; NK: natural killer; TNBC: triple-negative breast cancer

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Efarindodekin Alfa Demonstrated Promising Monotherapy Clinical Efficacy in Phase 1, Including Two PRs in Patients With I-O Refractory Advanced Solid Tumors

PRs in Patients with I-O Refractory Tumors

HPV-negative HNSCC patient
- 5 prior lines of therapy; no response to pembrolizumab-based therapy
- Confirmed PR (33% decrease)
- Accompanied by robust changes in PD biomarkers

Uveal melanoma patient
- 2 prior lines of therapy
- Unconfirmed PR (55% decrease)*

66-year-old male with HPV-negative HNSCC

Baseline ***2 months follow-up***



14-February-2025 19:11:30
3-May-2025

Images show decrease in size of target lesion

Efarindodekin alfa induced PD-L1 upregulation and CD8+ T cell infiltration



Pre-treatment
On-treatment
PD-L1
CD8
15%
10%
20
15
Pre-
On-
Treatment
70%
80
60
Pre-
On-
Treatment

IHC images from HPV-negative HNSCC patient (confirmed PR) showing PD-L1 upregulation and CD8+ T cell infiltration before and after treatment

Responses represent decrease in sum of diameters by RECISTv1.1
* Patient discontinued treatment due to Grade 3 immune system activation AE that subsequently resolved. There was no evidence of further tumor growth through the 90-day follow-up, suggesting duration of response of at least 2 months.
HPV: human papillomavirus; HNSCC: head and neck squamous cell carcinoma; IHC: immunohistochemistry

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Presented in poster presentation at SITC on November 7, 2025

Delivery of Phase 1/2 option data package to Gilead anticipated in 1H 2027 Xilio will receive a $75M option fee if Gilead exercises its option to the IL-12 program Data cutoff date: September 2, 2025. All doses and schedules (n=62) and RP2D (n=13). * 1 confirmed PR, 1 unconfirmed PR AE: adverse event; DLT: dose-limiting toxicity; PR: partial response; RP2D: recommended Phase 2 dose Advancing Efarindodekin Alfa in Partnership with Gilead Across a Range of Solid Tumors Promising Clinical Efficacy with Monotherapy PRs Monotherapy anti-tumor activity, including two PRs in patients with advanced solid tumors* Sustained, dose-dependent IFNɣ signaling with repeat dosing without tachyphylaxis Robust immune cell infiltration and PD-L1 upregulation demonstrated in patient tumors Well-Tolerated Clinical Profile with Minimal, Low-Grade AEs Generally well-tolerated up to the RP2D with treatment-related AEs primarily Grade 1 or 2 At the RP2D, no DLTs and no dose reductions due to treatment-related AEs Advancing in Partnership with Gilead Phase 2 initiated in Q3 2025 in multiple tumor types (anticipate n=~40 patients) Achieved $17.5M development milestone in Q3 2025 in connection with initiation of Phase 2 Presented in poster presentation at SITC on November 7, 2025

Vilastobart Masked, Fc-enhanced anti-CTLA-4

Vilastobart is a Next Generation anti-CTLA-4 With Meaningful Clinical Efficacy and Differentiated Safety Supporting a Significant Opportunity in MSS mCRC and Other Tumors

Vilastobart: masked, Fc-enhanced anti-CTLA-4


ADCC-enhanced Fc
Variable Domain
Cleavage Sites
Masking Domain

- High affinity binding, 10x potency of ipilimumab in preclinical studies[1]
- Fc mutations for enhanced effector function (ADCC), improved T cell priming and Treg depletion
- Tumor-selective activation with >70% activated molecule measured in patient tumors and <15% activated molecule in peripheral blood in patients

Significant Opportunity for Vilastobart to Expand Reach of Validated I-O Mechanism

- CTLA-4 established as most potent immune checkpoint regulating T cell priming with complementary biology to PD-1
- Systemic toxicity has limited clinical potential of non-masked CTLA-4 agents
- Masked, Fc-enhanced design of vilastobart validated by durable clinical efficacy as monotherapy and in combination with PD-(L)1 with generally well-tolerated safety profile
- Dual mechanism of action for vilastobart is ideally suited to promote T cell responses against lower quality neoantigens:

1. CTLA-4 blockade and co-stimulation lower the threshold for priming naïve T cells against lower quality neoantigens
2. Depletion of regulatory T cells reduces immune suppressive signaling during priming and drives potent, polyclonal CD8 T cell expansion including for weaker antigens

1. Ipilimumab analog used for preclinical studies.
ADCC: antibody-dependent cell-mediated cytotoxicity

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Vilastobart in Combination with Atezolizumab Demonstrated Highly Differentiated Clinical Efficacy and Safety in Patients with MSS mCRC

Promising clinical efficacy	• **Deep and durable responses** for vilastobart + atezolizumab combination in **heavily pre-treated MSS mCRC patients without liver metastases** ▪ **26% ORR** in patients **regardless of plasma TMB status** ▪ **40% ORR** in patients with **high plasma TMB**
Differentiated and well-tolerated safety profile	• **Treatment-related AEs primarily Grade 1 or 2, consistent with tumor-selective activation** (>70% activated molecule in tumor and <15% activated molecule in periphery[(2)]) • **Low incidence of colitis** of any grade (7%) or other imAEs, which have limited the potential of other anti-CTLA-4 agents in combination; **low discontinuation rate** (5%)
Plasma-based TMB as a biomarker predictive of response	• **Statistically significant correlation** (p=0.05) between **plasma TMB status and response** • **63% of patients** in Phase 2 had **high plasma TMB**, **including all TMB-evaluable responders** • **Real-word data** in ~8,000 patients with MSS CRC showed **~55% have high plasma TMB** [(1)]

Actively seeking a partner to advance development –
well-suited for combinations, including PD-(L)1, PD-1/IL-2, PD1-VEGF and/or ADCs

Data cutoff date: May 12, 2025.
1. ~55% of non-MSI-H CRC patients were plasma TMB high (>10 mut/Mb) based on an analysis of the GuardantINFORM real-world clinical-genomic database in ~8,000 patients who received the Guardant360 Liquid (Infinity) assay and who had non-MSI-H disease and a reportable TMB result.
2. Measurement of tumor-selective activation presented in Phase 1 data presentation at 2023 ESMO Immuno-Oncology Congress

ADC: antibody-drug conjugate; imAE: immune-mediated adverse event; mCRC: metastatic CRC; TMB: tumor mutational burden

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Presented in late-breaking presentation at SITC on November 7, 2025

Corporate Summary

Strong Financial Position and Proven Capabilities to Advance Pipeline of Potential Best-in-Class Masked I-O Therapies

Cash Runway Through End of 2027

- **Strong financial position** through AbbVie, Gilead and Roche collaborations and equity financings
- **$137.5M in estimated cash and cash equivalents as of December 31, 2025** (1)
  - $40M in gross proceeds received in February 2026 from follow-on offering
- **Multiple opportunities to extend cash runway:**
  - Up to $36.2M in additional gross proceeds by end of 2026 if Series C warrants exercised
  - AbbVie development milestones and option fees in 2026 and 2027
  - Gilead option fee in 2027 ($75M)

Upcoming Milestones

2026

- ❑ **PSMA+STEAP1 SEECR:** DC nomination **(Q2 2026)**
- ❑ **XTX501:** IND submission **(mid 2026)**
- ❑ **XTX501:** initiate Phase 1 trial in NSCLC **(2H 2026)** (2)

2027

- ❑ **Efarindodekin alfa:** deliver option data package to Gilead **(1H 2027)**
- ❑ **XTX501:** report initial Phase 1 data in NSCLC **(2H 2027)** (2)
- ❑ **PSMA+STEAP1 SEECR:** IND submission **(2027)**
- ❑ **CLDN18.2:** IND submission **(2027)**

1. The cash and cash equivalents information above is a preliminary estimate based on unaudited information and management estimates for the year ended December 31, 2025, is not a comprehensive statement of our financial results as of and for the fiscal year ended December 31, 2025, and may change. Our independent registered public accounting firm has not conducted an audit or review of, and does not express an opinion or any other form of assurance with respect to, this preliminary estimate.
2. Subject to clearance of the IND by the FDA.

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Deep Expertise to Build a Transformational Immuno-Oncology Company Experienced Leadership Team with Proven Track Record in Biotech and Pharma Developing Novel Therapies René Russo, Pharm.D. Chief Executive Officer and President, Director Uli Bialucha, Ph.D. Chief Scientific Officer Katarina Luptakova, M.D. Chief Medical Officer Scott Coleman, Ph.D. Chief Development Officer Caroline hensley Chief Legal Officer Chris Frankenfield Chief Financial and Operating Officer Nate McBRIDE Chief Information Officer